UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2008
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FENARIO, INC.
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(Exact Name of Registrant as Specified in Its Charter)

NEVADA
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(State or Other Jurisdiction of Incorporation)

333-151419 (Commission File Number)	26-0299388 (IRS Employer Identification No.)

Fenario, Inc.
410 Park Avenue
15th Floor
New York, NY 10022
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(Address of Principal Executive Offices)
(Zip Code)

 (917) 497- 2692
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             (Registrant's Telephone Number, Including Area Code)

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 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8– Other Events

Item 8.01 Other Events

On June 20, 2008, Fenario, Inc. (the “Company”), commenced its offering of up to a maximum of 3,000,000 shares of common stock at $0.05 per share (the “Offering), pursuant to the prospectus contained in the Registration Statement on Form S-1, filed with the Securities and Exchange Commission on June 4, 2008, and declared effective on June 19, 2008 (file number 333-151419).  To date, the Company has not been successful at selling any shares in the Offering and therefore has determined to close the Offering prior to the offering period.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements.

(b) Pro forma financial information.

(c) Exhibits:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENARIO, INC. By: /s/ Uziel Leibowitz Name: Uziel Leibowitz Title: President

Date:  July 23, 2008